EXHIBIT 99.1

Certification of CEO and CFO
Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-KSB of Video Network Communications, Inc. (the “Company”) for the annual period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Carl Muscari, as Chief Executive Officer of the Company, and Lawrence Kinsella, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Carl Muscari Name: Carl Muscari Title: Chief Executive Officer Date: April 11, 2003

/s/ Lawrence Kinsella Name: Lawrence Kinsella Title: Chief Financial Officer Date: April 11, 2003